UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             RIVER EXPLORATION, INC.
             ______________________________________________________
             (Exact name of Registrant as specified in its charter)


         NEVADA                                                  20-5886006
________________________                                     ___________________
(State of Incorporation)                                      (I.R.S. Employer
                                                             Identification No.)


                             112 NORTH CURRY STREET
                            CARSON CITY, NEVADA 89703
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


        Securities to be registered pursuant to Section 12(g) of the Act:

Title of each class                               Name of each exchange of which
to be so registered                               each class is to be registered
___________________                               ______________________________

  NOT APPLICABLE                                          NOT APPLICABLE


If this form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
NO. 333-145979

Securities to be registered pursuant to Section 12(g) of the Act:

                    COMMON STOCK, PAR VALUE $0.001 PER SHARE
                    ________________________________________
                                (Title of Class)

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The description of the common stock of the Registrant is set forth under the caption "Description of Securities" in the Registrant's Registration Statement on Form SB-2 (File No. 333-145979) as filed with the Securities and Exchange Commission on September 11, 2007, and including any form of prospectus therein filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which description is herein incorporated by reference.

ITEM 2. EXHIBITS

EXHIBIT NO.   DESCRIPTION

    3.1       Articles of Incorporation*
    3.2       Bylaws*

* As filed in the Registrant's Registration Statement on Form SB-2 (File No. 333-145979) on September 11, 2007.


                                   SIGNATURES


In accordance  with Section 12 of the Exchange Act of 1934, the Registrant  duly
caused  this  registration   statement  to  be  signed  on  its  behalf  by  the
undersigned, thereunto duly authorized.



                                          RIVER EXPLORATION, INC.
                                          (Registrant)

Date: September 2, 2008

                                          By: /s/ ANDREW AIRD
                                          ______________________________________
                                          Name:  Andrew Aird
                                          Title: Director, President, Secretary,
                                                 and Treasurer






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